UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Mizuho Agreement

On March 5, 2021, ADT, LLC (“ADT”) and ADT Finance, LLC (“ADT Finance”) entered into that certain Fourth Agreement of Amendment (the “Amendment”) to that certain Receivables Purchase Agreement, dated March 5, 2020, as amended (the “Receivables Purchase Agreement”), by and among ADT, ADT Finance, the various purchasers and purchaser agents from time to time party thereto, and Mizuho Bank, Ltd.

The Amendment amends the Receivables Purchase Agreement to, among other things, extend its maturity to the earlier of March 4, 2022 or the occurrence of an Event of Termination as defined in the Receivables Purchase Agreement.

The foregoing description of the Amendment and the Receivables Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to ADT Inc.’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2021, and to the full text of the Receivables Purchase Agreement, as filed with ADT Inc.’s 2020 Annual Report on Form 10-K and incorporated by reference herein.

Forward Looking Statements

This filing, and other reports, filings, and other public written and verbal announcements contain certain information that may constitute “forward-looking statements” and therefore are subject to risks and uncertainties. All statements contained in this document that are not clearly historical in nature, including statements regarding the Amendment of the Receivables Purchase Agreement, are forward-looking. Any time we use the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking information involves risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements, including without limitation, the risks and uncertainties disclosed or referenced in ADT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this document that looks toward future performance of ADT is based on various factors and important assumptions about future events that may or may not actually occur. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2021	ADT Inc.

	By:	/s/ Jeffrey Likosar
Jeffrey Likosar
Executive Vice President, Chief Financial Officer and Treasurer